BUSINESS LEASE AGREEMENT

THIS AGREEMENT entered into this 7th day of JULY, 2000 by and between L.A.W. PROPERTIES - CORAL SPRINGS, L.C. (Hereinafter "Landlord" or "Lessor") whose address is 15499 West Dixie Highway, North Miami Beach, Florida 33162 and P.D.C. INNOVATIVE INDUSTRIES, INC. whose address is 4411 N.W. 105 Terrace, Coral Springs, Florida 33065 (hereinafter "Tenant" or Lessee");

         WITNESSETH: THIS LEASE SUPERCEEDS THE LEASE DATED APRIL 1, 1998 BETWEEN L.A.W. PROPERTIES - CORAL SPRINGS, AND P.D.C. INNOVATIVE INDUSTRIES, INC.

1. AGREEMENT TO LEASE / DESCRIPTION OF PROPERTY: The landlord leases to the Tenant, and the Tenant rents from the Landlord, the following described commercial space:

                           3701 N.W. 126th. AVENUE, BAYS #4 & #5
                           CORAL SPRINGS, FLORIDA 33065
                           COUNTY OF BROWARD

2. USE OF PREMISES: It is agreed and understood that the premises rented above is rented for the exclusive use for the following purpose and for no other purpose other that: OFFICE SPACE AND MANUFACTURING. Use of the premises by the tenant for any purpose other than the purpose set forth above is a material breach of this lease agreement, and will, at the option of the landlord, be cause to terminate this agreement, and Tenant shall be fully responsible for the rental amount due under this lease until termination date of this lease.

3. TERM OF RENTAL: This lease shall commence on JULY 1, 2000 and shall continue for a period of SIXTY-TWO (62) MONTHS, expiring at 12:00 Midnight on AUGUST 31, 2005.

4. RENTAL AMOUNT: The tenant agrees to pay to landlord the sum of $5,300.00 per month commending JULY 1, 2000 and thereafter continuing for SIXTY-ONE consecutive months as base rent, SEE SPECIAL CLAUSES. Additionally, Florida Sales tax currently is due in the amount of 6.5% of the monthly rental will be paid by the tenant as additional rent. Any expenses incurred or any payments due for any reason whatsoever pursuant to this agreement or as an incident of this Landlord/Tenant relationship, shall be deemed additional rent for all purposes herein and shall be due and payable with the next due rental or such other time as may be specifically designated in this agreement or in writing by landlord. If Tenant fails to make payment of any of these additional rent payments when due, this shall constitute a failure to pay rent and Landlord shall have all remedies provided in this agreement and by law.

5. Increase in Rental over Term/Cost of Living Adjustment: The base rental amount will increase as follows:

         Year 2:           C.P.I.
         Year 3:           C.P.I.
         Year 4:           C.P.I.
         Year 5:           C.P.I.

6. DUE DATE: All payments due hereunder are due to the landlord on the first day of each month in advance and without demand at the office of SECURITY REALTY INVESTMENTS, INC., FOR L.A.W. PROPERTIES - CORAL SPRINGS, L.C. located at 15499 West Dixie Highway, North Miami Beach, Florida 33162 or at such other place as the landlord may designate in writing.


                                  Landlord:  LAW PROP.CORAL SPRINGS
                                  Tenant: PDC INNOVATIVE INDUSTRIES, INC.
                                  Property:
                                  Date:  7/17/2000    Tenant Initials:  /s/
                                        ------------                     -------

7. SUB-LEASING / IMPROVEMENTS: The Tenant shall not assign this lease, nor sub-let the whole or any part of the premises without the expressed written consent of the landlord, which shall not be unreasonably withheld. Furthermore, the tenant shall not make or cause to be made any alterations, changes, improvements, demolition's or the like without the prior written consent of the landlord, which shall not be unreasonably withheld. All additions, fixtures, and improvement made to the premises by the tenant, excepting movable furniture, shall become the property of the Landlord at the termination of this lease.

8. RISK OF LOSS / WATER DAMAGE / DESTRUCTION BY FIRE: All personal property of the tenant placed or moved onto the leased premises shall be at the risk of the tenant. The landlord shall not be liable for any reason or in any manner for damage or loss of the property of the tenant. IT IS EXPRESSLY AGREED AND UNDERSTOOD BY THE TENANT THAT THE LANDLORD IS NOT RESPONSIBLE FOR DAMAGE OR INJURY CAUSED BY THE RISING OR LEAKAGE OF WATER IN OR ABOUT THE PREMISES.

         In the event that the premises shall be damaged or destroyed by fire or other casualty during the term of this agreement, whereby the leased premises are rendered "untenantable" pursuant to applicable law, then the Landlord shall have the right to make such repairs as required to render the premises tenantable within ninety days. Rent shall be abated during the period of untenantability. Should the premises remain untenantable following the expiration of the ninety-day period, either party may terminate this agreement by written notice delivered to the other. In the event of cancellation, rent shall be paid through the date of the casualty at issue.

9. NOT A "SECURE PROPERTY" & WAIVER OF LIABILITY: The Landlord only rents space to the tenant and makes no representation or warranties concerning the security or safety of the leased premises. The space being rented is not considered a "secure property" and the tenant is hereby advised that no security system is proof against loss of property or injury to persons and that the tenant is solely responsible for the security of same.

                               WAIVER OF LIABILITY

ALL RISK OF LOSS, INCLUDING BUSINESS LOSSES, PROPERTY DAMAGE, OR INJURY TO PERSONAL OR PROPERTY OF THE TENANT, TENANT'S INVITEE, AND GUESTS IS SOLELY AND ENTIRELY THE RISK OF THE TENANT. The Landlord is not responsible for theft fire, flood, and/or any other similar casualty, any acts of nature or God, or the intentional for negligent acts of third parties. The Landlord is not a bailee, warehousemen or insurer of the Tenant, his guests, and/or their property.

The Tenant expressly releases the Landlord for any liability for loss, damage, loss of business or profits, or injury to property or person caused by the negligence of third parties not under the supervision and control of the Landlord. This provision has been called to the Tenant's attention and the Tenant acknowledges that he/she read and understands this provision by initialing below.

                           _________ Tenant initials.


                                  Landlord:  LAW PROP.CORAL SPRINGS
                                  Tenant: PDC INNOVATIVE INDUSTRIES, INC.
                                  Property:
                                  Date:               Tenant Initials:
                                        ------------                     -------

ALL RISK OF LOSS, DAMAGE OR INJURY TO PERSONS OR PROPERTY OF THE TENANT, TENANT'S INVITEE, AND GUESTS IS SOLELY AND ENTIRELY THE RISK OF THE
TENANT. The Landlord is not responsible for theft, fire, flood, any other similar casualty, any acts of nature or god, or the intentional or negligent acts of third parties. The Landlord is not a bailee, warehousemen, or insurer of the tenant, his guests, and their property.

The tenant expressly releases the Landlord from any liability for loss, damage, or injury to property or person caused by the negligence of third parties not under the supervision and control of the landlord.

10. INSURANCE COVERAGES REQUIRED: The Landlord does not maintain any insurance to cover loss to the property of tenants brought upon the premises. Accordingly, the Tenant shall maintain at all times during the lease term, at tenant's costs, a comprehensive public liability insurance policy protecting Landlord against all claims or demands that may arise or be claimed on account of tenant's use of the premises. The policy must be in an amount of at least $300,000.00 for injuries to persons in one accident, $300,000.00 for injuries to any one person, and $50,000.00 for damages to property. In addition, the lessee shall carry plate-glass insurance. The Landlord shall be named as an additional insured under the terms of both policies. The insurance shall be written by a company or companies acceptable to Landlord, authorized to engage in the business of general liability insurance in the State of Florida. Tenant shall deliver to Landlord annual certificates demonstrating that insurance is paid in full and copies of the insurance policies issued by the insurance companies. The insurance policies shall be provided by Tenant and shall be for a period of at least one year. If Tenant fails to furnish policies or certificates showing policies to be paid in full as provided in this lease, Landlord may obtain the required insurance, and the premiums on that insurance will be deemed additional rent to be paid by Tenant to the Landlord on demand.

11. ACTS INCREASING INSURANCE PREMIUM: In the event that the Fire Insurance Policy of the building containing the leased premises is increased as a result of the use of the premises by the tenant and his or her operations, the tenant shall pay as additional rent the difference in premium caused by his or her operations and occupancy on demand. Should the Fire Insurance policy of the building in which the leased premises is contained ever be canceled as a result of the use and occupancy of the tenant, the tenant shall promptly make, at his or her own expense, any repairs, alterations, changes, or improvements to the premises or equipment as required by the Fire Insurance Company which caused the cancellation or the increase in premium. If the tenant is unable to make alterations or repairs in its leased premises or equipment so that Fire Insurance can be restored to the building within 10 days of written notice to cure, then this lease may be terminated at the option of the landlord and the tenant shall vacate the premises within 30 days after notice of termination.

12. TIME / RULES & REGULATIONS: It is agreed and understood that as to all matters described herein, time is of the essence. The tenant further agrees to abide by the rules and regulations listed herein or as attached to this lease. The tenant further agrees to comply with all laws, statutes, regulations, rules, orders and ordinances of the Federal, state, local and every other governing body applicable to the use and occupancy of the leased premises. Furthermore, the tenant shall comply with and execute all rules, orders, and regulations of the Southeastern Underwriters Association for the prevention of fires at their own cost and expense.


                                  Landlord:  LAW PROP.CORAL SPRINGS
                                  Tenant: PDC INNOVATIVE INDUSTRIES, INC.
                                  Property:
                                  Date:               Tenant Initials:
                                        ------------                     -------

13. ABANDONMENT: Pursuant to Florida Statute 83.05, it shall be presumed that the tenant has abandoned the leased premises where the Landlord reasonably believes that the tenant has been absent from the rented premises for a period of 30 consecutive days; where the rent is not current; and where 10 days have elapsed from the posting of a 3-Day Notice on the premises. In this instance, the Landlord shall immediately recover possession of the premises and may enter the property and remove and dispose of the personal property belonging to the tenant without liability therefore.

         If the tenant shall abandon or vacate the premises before the expiration of this lease, or fail to pay rent as required for a period of 30 days, the Landlord shall at his option, terminate this lease agreement and re-let the premises in addition to Landlord having all remedies as contained herein or available under the law for non payment of rent.

14. ATTORNEY'S FEES AND COURT COSTS: In the event that the services of an attorney are required to interpret or enforce the terms of this lease, the prevailing party shall be entitled to recover from the other reasonable attorney's fees and court costs incurred at any stage of litigation, including trial and any subsequent appeals.

15. UTILITY SERVICES: The tenant agrees to pay all charges for electricity, water, and sewer, or any other utility servicing the leased premises on time and as required. Accordingly, electric, water & sewer is not included in the base rent amount of this lease. Failure by the tenant to pay these utility charges in a timely manner is a material violation of this lease and subjects the tenant to termination of this lease subject to the terms and conditions provided herein.

16. INCREASE IN FEES/CHARGES CAUSED BY TENANT: In the event that any fees, charges, taxes, or costs charged by any governing body, taxing authority, or utility company, including, but not limited to electrical service, water usage or impact fees, gas charges, water and sewer fees, are imposed as a result of the use and occupancy by the tenant of the leased premises, such charges will be the sole responsibility of the tenant and shall be paid to such authority or utility as required.

17. LANDLORD'S LIEN: The tenant hereby pledges and assigns to the Landlord all the furniture, fixtures, goods, and chattels of the tenant brought onto or placed on the leased property at issue for the faithful performance of the obligations of this agreement. In the event of any default, the Landlord may seek to enforce its lien on the property of tenant by way of Distress for Rent, Lien foreclosure, or otherwise at the option of the landlord.

18. LANDLORD'S RIGHT TO ENTER UPON PREMISES: The landlord and his agents shall have the right to enter the leased premises during reasonable hours for inspections, repairs and other rightful purposes. The landlord shall have the right to maintain a "FOR RENT" sign, on, or about the leased premises from 30 days prior to the expiration of the lease term. The Landlord reserves the right to enter the premises at any time during an emergency or at any hour where such entry is necessary for the preservation of the property or the protection and safety of life and limb.


                                  Landlord:  LAW PROP.CORAL SPRINGS
                                  Tenant: PDC INNOVATIVE INDUSTRIES, INC.
                                  Property:
                                  Date:               Tenant Initials:
                                        ------------                     -------

19. ACCEPTANCE OF THE PROPERTY "AS-IS": The leased premises are rented unfurnished. The Tenant accepts the property in the condition it is in at the beginning of this lease and agrees to maintain the premises in the same condition, order, and repair as it was at the commencement of this lease, reasonable wear and tear excepted. The tenant shall be liable and shall pay upon demand for any damages done to the leased property, its fixtures, appliances or appurtenances, done by the tenant, its agents, employees or invitees. Should there be any damage to the leased premises at the time the tenant takes occupancy, the tenant must advise the landlord of the damage in writing, delivered to the landlord and signed for within 24 hours of occupancy, otherwise the tenant may be held responsible for the damage at the end of this lease.

20. REPRESENTATIVES BOUND HEREBY: The terms of this lease will be binding on the respective successors, representatives, and assigns of the parties.

21. NOTICES. All written notices by Landlord to Tenant shall be delivered personally, mailed by registered or certified mail, or attached to a door to the premises. All notices from Tenant to landlord shall be in writing and delivered personally and signed for, or mailed by registered or certified mail, return receipt to landlord's address herein.

22. SIGNAGE: All signage, awnings and the like to be attached to or displayed upon the leased premises shall be approved in writing by the landlord before installation.

23. NO OUTSIDE STORAGE: The personal property and goods of the tenant are to remain inside the leased premises at all times. At no time shall the tenant be allowed to store or leave property outside the leased premises. Doors to the premises are to remain closed with the exception of ingress and egress from the premises.

24. TRASH REMOVAL: All charges for trash removal and pick-up shall be paid by the tenant and shall be paid in addition to the base rent listed herein. The cost of trash removal shall be $N/A per month which is considered to be additional rent.

25. OCCUPATIONAL LICENSING: This lease is a valid and enforceable contract that is in no way contingent upon the ability of the tenant to acquire a valid occupational license for the operations of the tenant. It is the sole responsibility of the Tenant to acquire an occupational license for his or her business. The inability of Tenant to acquire an occupational license for its operations is not grounds for violation, breach, or termination of this lease agreement.

26. REAL ESTATE TAX ESCALATION: The base rental amount of this lease was determined based upon the real estate taxes for the year 2000. In the event that real estate taxes for the property are increased in following years, the increase will be passed on to the tenant in proportion to his share of the building premises, thus increasing the annual base rental amount. This increase is in addition to, and does not include, any other base rental escalation provision contained herein.

27. RESTRICTION AGAINST PETS: The Tenant agrees that there are to be no pets or other animals allowed on the property at any time.

28. REPAIRS & MAINTENANCE: The tenant is solely responsible for all repairs and maintenance of the lease premises. This repair and maintenance shall include, but not be limited to, garage door repair, air conditioning repair, bathroom plumbing repair, and all other repairs and general maintenance.

29. SECURITY DEPOSIT: A security deposit in the amount of TEN THOUSAND SIX HUNDRED DOLLARS ($10,600.00) will be transferred from that lease dated APRIL 1, 1998 between L.A.W. PROPERTIES - CORAL SPRINGS L.C. AND P.D.C. INNOVATIVE INDUSTRIES, INC. The Security Deposit shall not draw interest nor be maintained in a separate or segregated account except as required by law. This Security Deposit represents security to the Landlord for the faithful performance by the Tenant of the terms, conditions and obligations of this lease agreement. If the Tenant is not in default of the terms contained herein, if the full term of this lease has expired, and if the leased premises are surrendered in the same order and condition as when received, excepting only normal wear and tear, then the

                                  Landlord:  LAW PROP.CORAL SPRINGS
                                  Tenant: PDC INNOVATIVE INDUSTRIES, INC.
                                  Property:
                                  Date:               Tenant Initials:
                                        ------------                     -------

Landlord shall return to the Tenant the full amount of the security deposit. If for any reason the Tenant terminates or abandons this lease prior to the termination date listed herein, the entire amount of the security deposit shall be forfeited in full to the benefit of the landlord. Any damages and or repairs made necessary by the occupancy of the tenant shall be paid, in addition to the forfeited security deposit, on demand and prior to termination of this lease. In addition to the forfeiture of the security deposit, the Landlord reserves all remedies available at law for non-payment of rent and any other damages incurred against the Tenant.

30. OPTION PERIOD & RENTAL AMOUNT FOR SAME: Landlord agrees to grant to Tenant TWO (2) FIVE year options for renewal at the termination of this lease Agreement. These Options will be subject to the same terms and conditions as contained herein with the following exception: during the initial year of each Option period there will be a 5% or Cost of Living increase, whichever is greater, over the rental rate of the final year of this Lease Agreement. For the remaining FOUR years of said Option period there will be an annual Cost of Living increase, subject to the same terms and conditions as set forth herein. TENANT MUST NOTIFY LANDLORD, IN WRITING, OF HIS INTENTION TO EXERCISE SAID OPTION SIXTY (60) DAYS PRIOR TO THE TERMINATION OF THIS LEASE AGREEMENT.

31. INDEMNIFICATION & HOLD HARMLESS: Tenant shall indemnify, defend, and hold harmless the Landlord from and against any and all claims, actions, damages, and injuries to person or property arising from use of the premises or any part thereof, or by negligence or willful misconduct by the tenant, tenant's agents, contractors, or invitee. In the event that the Landlord is made a party to any action or litigation commenced by or against the Tenant, the tenant shall protect and hold harmless the Landlord and pay all reasonable attorney's fees and costs incurred by the landlord in connection with the litigation.

32. ALL CHARGES AS ADDITIONAL RENT: It is understood and agreed by the parties that any charges assessed against the tenant hereunder shall be considered as additional rent.

33. SUBORDINATION: This lease and all of the rights herein are hereby subordinated and made subject and inferior to the Mortgage(s) if any on the property, and the Mortgages(s) if any are superior to the lease without exception. This agreement shall remain in effect without the necessity of the execution of any further documentation as to the mortgage(s) and any and all amendments, modifications, renewals, extensions, or consolidations thereof. The tenant agrees to execute any and all documents required by the Mortgagee to implement the provisions of this lease.

34. CONTRACTORS / WORKMAN LIENS: The Tenant shall pay all debts incurred to mechanics, laborers, materialmen, contractors, and sub-contractors who perform labor, services, or provide material to the leased premises so as to avoid any liens against the property. The tenant shall indemnify and hold harmless the landlord from any claim of lien filed against the lease premises as a result of tenant's non-payment. Should the Landlord be brought into suit as a result a lien caused by the tenant, the tenant shall pay all Landlord's reasonable attorney's fees and court costs as additional rent.

35. TOXIC WASTE OR OTHER HAZARDS: Tenant shall not introduce to the leased premises any toxic or hazardous materials without first (a) obtaining the Landlord's express written consent and (b) complying with all applicable federal, state, and local laws and regulations for the possession, control, transportation, use, and disposal of said toxic or hazardous materials. If any permit is required to possess, transport, use, or dispose of any material, a permit must be submitted to the Landlord prior to consent being granted.

                                  Landlord:  LAW PROP.CORAL SPRINGS
                                  Tenant: PDC INNOVATIVE INDUSTRIES, INC.
                                  Property:
                                  Date:               Tenant Initials:
                                        ------------                     -------

36. CONTAMINATIONS BY TENANT: Should the tenant's possession, transportation, use, or disposal of hazardous or toxic materials result in (a) contamination of the soil, surface, or ground water, or (b) cause loss or damage to person or property, then the tenant shall immediately do the following:

         i) notify the Landlord immediately of any contamination, claim of contamination, or loss or damage; and

         ii) after consultation and approval of the Landlord, Tenant shall arrange and pay for clean up of the contamination in full compliance with applicable laws, regulations, statutes, and ordinances.

The tenant agrees to indemnify and hold harmless the landlord from and against all suits, actions, and claims of contamination. The tenant shall be solely responsible to the Landlord for reasonable attorney's fees and court costs in any way connected to suits, claims, or damages for contamination, including trial, and subsequent appeal. This indemnification and hold harmless provision shall survive termination of this lease agreement.

37. RADON GAS DISCLOSURE: The Tenant is hereby notified that Radon Gas is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed state and federal limits have been found in a building in Florida. Additional information regarding radon and radon testing may be found at the county public health unit.

38. EXCLUSIVE CONTROL: The tenant, upon taking occupancy of the leased premises, will have exclusive, use, possession, and control over the property until the expiration of this lease term, abandonment, or termination by the landlord for causes stated herein. The Tenant must provide his or her own lock and key and must keep the doors to the leased premises locked even when empty. The tenant is required to provide to Landlord a key to the facility for emergency and other lawful purposes. Failure to provide a key is a material violation of this lease subjecting the tenant to termination of this agreement.

39. PARKING: Wrecked motor vehicles or any vehicle that is inoperative, has invalid or expired tags is not permitted on the property and will be towed by the Landlord at the tenant's or owners expense without notice.

All cars belonging to the tenant, his employees, and guests shall be parked only in legal parking spaces provided. Parking on the grass, on sidewalks, in front of or behind trash receptacles, in front of a fire hydrant, in a fire lane, or in a manner that obstructs the passage of other cars, is strictly prohibited. Any car parked improperly will be towed without notice at the owner's expense.

The parking spaces available for each tenant in a complex or building is based upon the ratio of square feet occupied in proportion to the complex/building size as a whole. Accordingly, based upon the square footage of the leased premises being rented hereunder, the number of parking spaces available for the tenant herein is SIXTEEN (16) spaces.

Should any of the above parking restrictions be violated by the tenant, the Landlord may, at its option, give written notice of the violation and allow fifteen (15) days to cure. If following the expiration of fifteen (15) days the violation(s) have not been cured, the Landlord may, at its option, declare this lease terminated and seek the eviction/removal of the tenant in addition to damages arising under this lease or as provided by law.


                                  Landlord:  LAW PROP.CORAL SPRINGS
                                  Tenant: PDC INNOVATIVE INDUSTRIES, INC.
                                  Property:
                                  Date:               Tenant Initials:
                                        ------------                     -------

40. LATE CHARGES: The Tenant agrees to pay all sums due to the Landlord on or before the due date provided on page 1 herein. In the event the Tenant fails to make payment within five (5) days of the due date, there will be a late fee of $100.00 as additional rent, together with a charge of $10.00 per day as additional rent for each day rent remains unpaid after the five day grace period has expired.

41. DEFAULTS OTHER THAN RENT: Any violation of the terms listed herein is considered a material breach of this lease agreement. If either Landlord or Tenant fails to perform or breaches any agreement on this lease, other than the agreement of Tenant to pay rent, and this failure or breach continues for fifteen days after a written notice specifying the required performance has been given to the party failing to perform, (a) the party giving notice may institute action in a court of competent jurisdiction to terminate this lease or to complete performance of the agreement, and the losing party in that litigation shall pay the prevailing party all expenses of the litigation, including reasonable attorneys' fees.

42. HOLD-OVER TENANT: In the event the tenant refuses to surrender possession of the premises at the end of this lease, the landlord shall be entitled to double the monthly rent until the tenant surrenders possession of the premises.

43. RETURNED CHECKS: In the event a Tenant's Check should be returned for any reason, there will be a $35.00 charge for any returned check. In the event of a returned check, Landlord shall, at Landlords option, have the right to require all future checks to be paid in cash or cashiers check.

44. WAIVER OF RIGHT TO JURY TRIAL: The Landlord and Tenant hereby waive trial by jury in any action, preceeding, or counterclaim brought by either party against the other pertaining to any matters whatsoever arising out of or in any way connected with this Lease or the Tenant's use and occupancy of the Premises, other than an action for personal injury.

45. HOLDING OVER AFTER EXPIRATION OF TERM: In the event the Landlord allows the tenant to remain on the leased premises on a verbal month to month agreement or verbal extension of this lease, each and every provision of this written lease shall apply to the extended rental period and any subsequent action by the Landlord to remove the Tenant from the property at issue.

46. ACCELERATION OF RENTAL WHERE INSTALLMENT NOT PAID: Should the tenant fail to pay any monthly installment of rent for a period of thirty (30) days after said rent has become due and payable, then all installments remaining due for the entire term of this lease shall, at the option of the Landlord, become due and payable at once, without demand.

47. WAIVER & CUMULATIVE RIGHTS: The rights of the Landlord under this lease shall be cumulative, and failure on the part of the Landlord to promptly exercise any rights given hereunder shall not operate to forfeit any of Landlord's rights. Specifically, the Landlord is free to accept the benefits of this Lease Agreement and to accept late performance by the Tenant without waiving any rights or remedies or otherwise being estopped from any other Landlord remedy under this agreement or law.

48. ENTIRE AGREEMENT: This written agreement is the entire agreement between the parties. This Agreement shall supersede all other verbal representations or negotiations. This Agreement nay not be modified, or deemed modified or amended except by an amendment done in writing, and signed by both parties with the same formality of this Agreement.


                                  Landlord:  LAW PROP.CORAL SPRINGS
                                  Tenant: PDC INNOVATIVE INDUSTRIES, INC.
                                  Property:
                                  Date:               Tenant Initials:
                                        ------------                     -------

SPECIAL CLAUSES:

(1) LANDLORD HEREBY GRANTS TENANT A RENT CONCESSION FOR THE MONTHS OF JULY 2000 AND AUGUST 2000, ONLY.

(2) THIS LEASE SUPERCEEDS THE LEASE DATED APRIL 1, 1998 BETWEEN L.A.W. PROPERTIES - CORAL SPRINGS L.C. AND P.D.C. INNOVATIVE INDUSTRIES, INC.

(3) LANDLORD HEREBY GRANTS TENANT THE RIGHT OF FIRST REFUSAL ON RENTING, 3701 N.W. 126TH. AVE. SUITE "A", CORAL SPRINGS, FLORIDA. PRESENTLY OCCUPIED BY UNICOMP CORP. OF AMERICA, INC.

(4) LANDLORD HEREBY GRANTS TENANT THE RIGHT OF FIRST REFUSAL ON PURCHASING, 3701 N.W. 126TH. AVE, CORAL SPRINGS, FLORIDA

--------------------------------------------------------------------------------

This is you current rental breakdown:

Base Rent                  $5,300.00
Sales Tax                  $  318.00

TOTAL                      $5,618.00 per month

--------------------------------------------------------------------------------

THIS LEASE SUPERCEEDS THE LEASE DATED APRIL 1, 1998 BETWEEN L.A.W. PROPERTIES -
-------------------------------------------------------------------------------
CORAL SPRINGS AND P.D.C. INNOVATIVE INDUSTRIES, INC.
----------------------------------------------------



Signed Sealed and Delivered
in the presence of:                    L.A.W. PROPERTIES - CORAL SPRINGS, L.C.



--------------------------------       By:
Witness as to Landlord                    ------------------------------------
                                          Laurence A. Weiss, as managing member


--------------------------------
Witness as to Landlord

                                       P.D.C. INNOVATIVE INDUSTRIES, INC.



--------------------------------       By: /s/ David Sowers
Witness as to Tenant                      ------------------------------------
                                          David Sowers, as C.E.O



--------------------------------
Witness as to Tenant



                               PERSONAL GUARANTEE

I, ____________________________________, by signing below, agree to be personally responsible and liable for the obligations and payments required of the tenant listed in this lease agreement. I understand that in the event of a default in payment or in the event of termination of this lease by the Landlord for cause, I may be individually and personally liable in my own name, for the amounts due to the landlord under this lease, in addition to any damages caused by the tenant, including attorney's fees and court costs.



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Witness as to Personal Guarantor



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Witness as to Personal Guarantor



                                  Landlord:  LAW PROP.CORAL SPRINGS
                                  Tenant: PDC INNOVATIVE INDUSTRIES, INC.
                                  Property:
                                  Date:               Tenant Initials:
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